CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT
This CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 23, 2015, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group (in such capacity, the “Agent”), the Lenders (as defined in the Credit Agreement as defined below) party hereto, Upland Software, Inc., a Delaware corporation (“Parent”), each subsidiary of Parent identified on the signature pages hereof as a “US Borrower” (collectively, the “US Borrowers”), Upland Software Inc., a Canadian federal corporation (“Upland CAD”), and Solution Q Inc., an Ontario corporation (“Solution Q”; Parent, US Borrowers and Upland CAD each, a “Borrower” and collectively, the “Borrowers”).
WHEREAS, the Borrowers, Agent, and the Lenders are parties to that certain Credit Agreement dated as of May 14, 2015 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);
WHEREAS, the Borrowers have advised Agent that Parent desires to amend certain Warrants to Purchase Stock dated February 10, 2012, March 5, 2012, and April 11, 2013 (collectively, the “Warrants”), with respect to Equity Interests of Parent (formerly known as Silverback Enterprise Group, Inc.), and held by Comerica Ventures Incorporated, a California corporation, successor-by-assignment from Comerica Bank, a Texas banking association (the “First Amendment to Warrants to Purchase Stock”) in the form of Exhibit A attached hereto in order to provide for the cashless exercise of the Warrants; which cashless exercise, as a result of the First Amendment to Warrants to Purchase Stock, would otherwise constitute Restricted Payments subject to clause (f) of Section 6.7 (Restricted Payments) of the Credit Agreement in the absence of Required Lenders’ consent; and
WHEREAS, the Borrowers have requested that Agent and the Required Lenders consent to the First Amendment to Warrants to Purchase Stock and amend the Credit Agreement in certain respects, and Agent and the Required Lenders have agreed to consent to the First Amendment to Warrants to Purchase Stock and amend the Credit Agreement in certain respects, subject to the terms and conditions contained herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.
2.    Consent. In reliance upon the representations and warranties of each Borrower set forth in Section 7 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 6 below, the undersigned Lenders, constituting Required Lenders pursuant to the Credit Agreement, hereby consent to the First Amendment to Warrants to Purchase Stock and the cashless exercise of the Warrants in accordance therewith without the use of any basket amount provided in clause (f) of Section 6.7 of the Credit Agreement. Except as expressly set forth herein, the foregoing consent is a limited consent and shall not constitute (i) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document or (ii) a waiver, release or limitation upon the exercise by Agent and/or Lenders of any of their respective rights, legal or equitable thereunder.
3.    Amendments to Credit Agreement. In reliance upon the representations and warranties of each Borrower set forth in Section 7 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 6 below, the Credit Agreement shall be amended as follows:
(a)    Section 6.3 of the Credit Agreement is hereby amended to delete the reference therein to “such US Borrower must be the surviving entity” and insert in lieu thereof a reference to “a US Borrower must be the surviving entity”.
(b)    Section 6.3 of the Credit Agreement is hereby amended to delete the reference therein to “such Canadian Borrower must be the surviving entity” and insert in lieu thereof a reference to “a Canadian Borrower must be the surviving entity.”
(c)    Section 6.7(e) of the Credit Agreement is hereby amended to delete each reference therein to “stock options or warrants” and insert in lieu thereof, in each instance, a reference to “stock options, warrants or other similar rights.”
4.    Continuing Effect. Except as expressly set forth in Sections 2 and 3 of this Amendment, nothing in this Amendment shall constitute a waiver of any other terms or provisions of the Credit Agreement or any other Loan Document, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. This Amendment is a Loan Document.
5.    Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document as of the date hereof. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Borrower in all respects.
6.    Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, in each case satisfactory to Agent in all respects:
(a)    Agent shall have received a copy of this Amendment executed and delivered by Required Lenders, and the Borrower;
(b)    Agent shall have received a copy of the First Amendment to Warrants to Purchase Stock executed and delivered by Parent and the other parties thereto; and

(c)    no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.
7.    Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders that:
(a)    after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which such Borrower is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);
(b)    no Default or Event of Default has occurred and is continuing; and
(c)    this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.
8.    Miscellaneous.
(a)    Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.
(b)    Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
9.    Release.
(a)    In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives (each Borrower and all such other Persons being hereinafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other

Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in any way related to or in connection with the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.
(b)    Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

PARENT AND A US BORROWER:	UPLAND SOFTWARE, INC., a Delaware corporation By: Name: John T. McDonald Title: Chairman and Chief Executive Officer
US BORROWERS:	UPLAND SOFTWARE I, INC., a Delaware corporation By: Name: John T. McDonald Title: President
UPLAND SOFTWARE II, INC., a Delaware corporation By: Name: John T. McDonald Title: President
UPLAND SOFTWARE III, LLC, a Delaware limited liability company By: Name: John T. McDonald Title: President
UPLAND SOFTWARE IV, LLC, a Nebraska corporation By: Name: John T. McDonald Title: President
UPLAND SOFTWARE V, LLC, a Delaware corporation By: Name: John T. McDonald Title: President

Signature Page to Consent and First Amendment under Credit Agreement

UPLAND SOFTWARE VI, LLC, a New Jersey limited liability company By: Name: John T. McDonald Title: President
UPLAND SOFTWARE VII, LLC, a Delaware corporation By: Name: John T. McDonald Title: President
UPLAND IX, LLC, a Delaware limited liability company By: Name: John T. McDonald Title: President and Chairman

Signature Page to Consent and First Amendment under Credit Agreement

CANADIAN BORROWERS:	UPLAND SOFTWARE, INC., a Canadian federal corporation By: Name: John T. McDonald Title: President
SOLUTION Q INC., an Ontario corporation By: Name: John T. McDonald Title: Chief Executive Officer and President

Signature Page to Consent and First Amendment under Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent and as a Lender By: Name: Title:
WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, an Ontario corporation, as a Lender By: Name: Title:

Signature Page to Consent and First Amendment under Credit Agreement

EXHIBIT A
First Amendment to Warrants to Purchase Stock

See Attached.

FIRST AMENDMENT TO
WARRANTS TO PURCHASE STOCK
This First Amendment to Warrants to Purchase Stock (this “Amendment”) is made as of day of August, 2015 by and between Upland Software, Inc., a Delaware corporation (the “Company”), and Comerica Ventures Incorporated, a California Corporation, the holder of the Warrants (as hereinafter defined) (the “Holder”).
A.    The Holder is the holder of certain Warrants to Purchase Stock dated February 10, 2012, March 5, 2012, and April 11, 2013 (collectively the “Warrants”) by assignment from its affiliate, Comerica Bank, a Texas banking association;
B.    The Holder and the Company wish to amend the Warrants in order to modify the method in which the Warrants may be exercised by the Holder; and
C.    Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Warrants.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:
1.    Amendment. Section 1.1 of each of the Warrants is hereby amended and restated in its entirety to read as follows:
“Method of Exercise. Holder may exercise this Warrant by a duly executed Notice of Exercise in substantially the form attached as Appendix I to the principal office of the Company (or such other appropriate location as Holder is so instructed by the Company). Payment of the aggregate Warrant Price for the Shares being purchased shall be made, at the option of the Holder, by the following methods: (i) by delivery to the Company of a check, wire transfer (to an account designated by the Company) or other form of payment acceptable to the Company; (ii) by instructing the Company to withhold a number of Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the date of delivery of the Notice of Exercise equal to such aggregate Warrant Price; or (iii) any combination of the foregoing. In the event of any withholding of Shares pursuant to clause (ii) or (iii) above where the number of Shares whose value is equal to the aggregate Warrant Price for the Shares being purchased is not a whole number, the number of Shares withheld by or surrendered to the Company shall be rounded up to the nearest whole Share and the Company shall make a cash payment to the Holder (by delivery of a check or by wire transfer of immediately available funds) based on the incremental fraction of a Share being so withheld by or surrendered to the Company in an amount equal to the product of (x) such incremental fraction of a Share being so withheld or surrendered multiplied by (y) the Fair Market Value per Share as of the date of delivery of the Notice of Exercise.
For the purpose of this Warrant, “Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the Nasdaq Stock Market, Inc. (“Nasdaq”), the National Association of Securities Dealers, Inc. OTC Bulletin Board (“OTC Bulletin Board”) or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on Nasdaq, the OTC Bulletin Board or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on Nasdaq, the OTC Bulletin Board or similar quotation system or association at the end of such day. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on Nasdaq, the OTC Bulletin Board or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined jointly by the Company’s board of directors and the Holder.
2.    No Other Amendments. Except as amended hereby, the Warrants each remain in full force and effect in accordance its original terms.
3.    Miscellaneous.
a. Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
b. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
c. Entire Agreement. The Warrants, as amended by this Amendment, each constitutes the entire agreement of the parties with regard to the subject matter hereof and supersedes any prior oral or written agreements or understandings.
d. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or any other state.
[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties have executed this First Amendment to Warrants to Purchase Stock as of the date first above written.
THE COMPANY:

Upland Software, Inc.

By:
Name:
Title:

HOLDER:

Comerica Ventures Incorporated

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO WARRANT TO PURCHASE STOCK